    As filed with the Securities and Exchange Commission on June 19, 1996


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report:  June 17, 1996
                       (Date of earliest event reported)



                     Inland Monthly Income Fund III, Inc.
            (Exact name of registrant as specified in the charter)



        Maryland                     33-79012                 36-3953261

(State or other jurisdiction     (Commission File No.)       (IRS Employer
  of incorporation)                                        Identification No.)

                             2901 Butterfield Road
                          Oak Brook, Illinois  60521
                   (Address of Principal Executive Offices)

                                (708) 218-8000
              (Registrant's telephone number including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)














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



Item 2.  Acquisition or Disposition of Assets


Capitalized terms not otherwise defined herein shall have the same meaning as in the prospectus of Inland Monthly Income Fund III, Inc. (the "Company") dated May 7, 1996 (the "Prospectus").

Prospect Heights Plaza, Prospect Heights, Illinois

On June 17, 1996, the Company acquired Prospect Heights Plaza ("Prospect Heights") from an unaffiliated third party for a purchase price of $2,165,000 on an all cash basis.

Prospect Heights, built in 1985, consists of two one-story, multi-tenant brick buildings aggregating 28,080 rentable square feet.

The table below sets forth certain information with respect to the occupancy rate at Prospect Heights expressed as a percentage of total gross leasable area for each of the last five years and the average effective annual base rent per square foot for each of the last five years.


         Year Ending         Occupancy           Annual Rents Received
         December 31,          Rate                 Per Square Foot
         ------------        ---------           ---------------------
            1991               100%                       $7.53
            1992               100%                        7.53
            1993               100%                        7.53
            1994               100%                        7.53
            1995                78%                        5.85


As of June 18, 1996, Prospect Heights was 100% leased and 78% occupied. Tenants leasing more than 10% of the total square footage currently include Walgreens with 12,600 square feet, United Farm Stands Corp. with 4,680 square feet and Blockbuster Video with 6,250 square feet.

The lease with Walgreens requires a base rent of $5.50 per square foot per annum until July 31, 2005, $6.00 per square foot per annum from August 1, 2005 to July 31, 2015 and $6.50 per square foot per annum from August 1, 2015 to July 31, 2025. The lease also requires the payment of percentage rent annually based on 1% of food item sales, 1.5% of liquor sales and 2% of other sales in excess of monthly rent paid including their portion of CAM, real estate taxes and insurance. In 1995, net percentage rent was $23,000. Walgreens has the option to terminate the lease in 2005, 2010, 2015, and 2020 with a one year notice.

The lease with United Farm Stands Corp. requires a base rent of $12.00 per square foot per annum until January 31, 1998 and contains three renewal options of two years each. United Farm Stands Corp. sells fruits and vegetables.






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



The lease with Blockbuster Video requires a base rent of $12.00 per square foot per annum for three years and contains four renewal options of five years each. Blockbuster Video sells and rents prerecorded audio and video products. Blockbuster Video will begin paying rent three months after occupancy which is anticipated to be in July 1996. The seller will master lease this space at $12.00 per square foot per annum until Blockbuster Video begins paying rent.

For federal income tax purposes, the Company's depreciable basis in the Prospect Heights buildings will be approximately $1,665,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are based upon estimated useful lives of 40 years.

Real estate taxes paid in 1995 for the tax year ended 1994 (the most recent tax year for which information is available) were $127,033.

At June 18, 1996, Prospect Heights had five tenants. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.


                    Square                            Current
                     Foot      Lease      Renewal      Annual      Rent Per
     Lessee         Leased      Ends      Options      Rent       Square Foot
- -----------------   ------     ------     -------     ------      -----------
Walgreens            12,600    07/2025     None    $  72,450      $    5.75
Blockbuster           6,250    07/1999      4/5       75,000          12.00
Power Motion          2,550    07/1998      1/3       27,600          10.82
Dr. W. Beck           2,000    12/1997      1/5       22,000          11.00
United Farm Stands    4,680    01/1998      3/2       56,160          12.00



                                                               Average    Percent of    Percent of
                             Approx.                          Base Rent     Total         Annual
                             GLA of       Annual      Total   Per Square Building GLA    Base Rent
               Number of    Expiring     Base Rent   Annual   Foot Under Represented   Represented
Year Ending    Leases        Leases     of Expiring   Base     Expiring  By Expiring   By Expiring
December 31,   Expiring   (square feet)   Leases     Rent(1)    Leases     Leases         Leases
- ------------   --------   ------------- -----------  -------  ---------- ------------  -----------
  1996           -           -              -       $ 253,710      -         -              -

  1997           1         2,000        $ 22,000      254,910  $ 11.00      7.12%          8.63%

  1998           2         7,230          86,160      233,610    11.92     25.75          36.88

  1999           1         6,250          75,000      147,450    12.00     22.26          50.86

  2000-2004      -           -              -          72,450      -         -              -

  2005           -           -              -          73,763      -         -              -


(1) No assumptions were made regarding the releasing of expired leases. It is management of the Company's current opinion that the space will be released at market rates.

The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers reflecting a market value of Prospect Heights as of June 17, 1996 of $2,190,000. It should be noted, however, that appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.


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


Montgomery-Sears, Montgomery, Illinois

On June 17, 1996, the Company acquired Montgomery-Sears Shopping Center ("Montgomery-Sears") from an unaffiliated third party for a purchase price of $3,419,000 on an all cash basis.

Montgomery-Sears, built in 1990, is a one-story, multi tenant concrete masonry building aggregating 34,600 rentable square feet.

The table below sets forth certain information with respect to the occupancy rate at Montgomery-Sears expressed as a percentage of total gross leasable area for each of the last five years and the average effective annual base rent per square foot for each of the last five years.



         Year Ending         Occupancy           Annual Rents Received
         December 31,          Rate                 Per Square Foot
         ------------        ---------           ---------------------
            1991               95%                   $ 8.88
            1992               95%                     9.50
            1993               95%                     9.84
            1994               95%                    10.48
            1995               95%                     9.47

As of June 18, 1996, Montgomery-Sears was 85% leased. Tenants leasing more than 10% of the building's square footage include Sears Hardware with 20,000 square feet and Blockbuster Video with 7,000 square feet.

The lease with Sears requires a base rent of $10.50 per square foot per annum until September 1, 1996, $11.44 per square foot per annum from October 1, 1996 to September 30, 1999 and $12.47 per square foot per annum from October 1, 1999 to July 30, 2000 and contains two renewal options of five years each. Sears has the right to terminate the lease at any time after July 15, 1997 with 180 days notice and payment of one year's rent. Sears Hardware sells hardware supplies and tools. The lease with Blockbuster requires a base rent of $13.20 per square foot per annum until August 31, 2000 and contains a renewal option for an additional five years. Blockbuster Video sells and rents prerecorded audio and video products.

The vacant space, totaling 5,100 square feet, at Montgomery-Sears will be master leased by the seller for a period of 24 months or until such time as a tenant begins paying rent at $12.00 per square foot per annum, on a net basis, for 3,600 square feet and $10.20 per square foot, on a net basis, for 1,500 square feet.

For federal income tax purposes, the Company's depreciable basis in the Montgomery-Sears building will be approximately $2,675,000. Depreciation expense, for tax purposes, will be computed using the straight-line method. Buildings and improvements are based upon estimated useful lives of 40 years.

Real estate taxes to be paid in 1996 for the tax year ended 1995 (the most recent tax year for which information is available) were $65,310.




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


At June 17, 1996, Montgomery-Sears had three tenants. The following tables set forth certain information with respect to the amount of and expiration of leases at this Neighborhood Retail Center.



                    Square                            Current
                    Foot       Lease      Renewal      Annual      Rent Per
     Lessee         Leased      Ends      Options      Rent       Square Foot
- ---------------     ------     -----      -------     -------     -----------
Sears Hardware       20,000    07/2000      2/5    $  210,000     $  10.50
Blockbuster           7,000    08/2000      1/5        92,400        13.20
Radio Shack           2,500    09/2000      1/5        25,000        10.00
Vacant*               3,600    06/1998       -         43,200        12.00
Vacant*               1,500    06/1998       -         15,300        10.20

  * The vacancies currently total 5,100 square feet, however, the vacant space will be master leased by the seller for a two-year period at $12.00 per square foot, on a net basis, for 3,600 square feet and $10.20 per square foot, on a net basis, for 1,500 square feet.


                                                               Average    Percent of    Percent of
                             Approx.                          Base Rent     Total         Annual
                             GLA of       Annual      Total   Per Square Building GLA    Base Rent
               Number of    Expiring     Base Rent   Annual   Foot Under Represented   Represented
Year Ending    Leases        Leases     of Expiring   Base     Expiring  By Expiring   By Expiring
December 31,   Expiring   (square feet)   Leases     Rent(1)    Leases     Leases         Leases
- ------------   --------   ------------- ----------- --------- ---------- ------------- -----------
  1996           -           -              -       $ 396,380      -         -              -

  1997           -           -              -         416,640      -         -              -

  1998           1          5,100       $ 61,200      416,640  $ 12.00     14.74%         14.69%

  1999           -           -              -         362,178      -         -              -

  2000           3         29,500        379,004      379,004    12.85     85.26         100.00

  2001-2005      -           -              -            -         -         -              -


(1) No assumptions were made regarding the releasing of expired leases. It is management of the Company's current opinion that the space will be released at market rates.


The Company received an appraisal prepared by an independent appraiser who is a member in good standing of the American Institute of Real Estate Appraisers reflecting a market value of Montgomery Sears as of June 17, 1996 of $3,450,000. It should be noted, however, that appraisals are estimates of value and should not be relied on as a measure of true worth or realizable value.

Item 7.  Financial Statements and Exhibits

  See Item 7 on Form 8-K, filed on June 14, 1996, incorporated herein by reference.

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




                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                        Inland Monthly Income Fund III, Inc.
                                   (Registrant)



                        By:/s/ CYNTHIA M. HASSETT
                           --------------------------
                            Cynthia M. Hassett
                            Chief Financial and Accounting Officer


Date:  JUNE 19, 1996
     -----------------
































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